Exhibit 99.1

XBP Global Holdings, Inc. Reports Third Quarter 2025 Results

November 14, 2025

Third Quarter 2025 Highlights

●	XBP Europe Holdings, Inc. (“XBP Europe”) finalized the acquisition of Exela Technologies BPA, LLC (“Exela BPA”) and changed its name to XBP Global Holdings, Inc. on July 29, 2025
●	XBP Europe issued approximately 81.8 million shares for an equity valuation of the combined company of $585.7 million, or $4.98/share
●	Reported revenue[1] totaled $209.1 million, a decline of 10.4% year-over-year
●	Combined Pro Forma Revenue[2] totaled $220.4 million, a decline of 18.1% year-over-year
●	Gross margin on a reported basis was 22.0%, a 310 basis point increase year-over-year
●	Pro Forma Gross Margin[2] of 21.9%, a 190 basis point increase year-over-year
●	Pro Forma Adjusted EBITDA[2,3] of $24.7 million, an increase of 7.4% year-over-year

IRVING, TX, November 14, 2025 (GLOBE NEWSWIRE) – XBP Global Holdings, Inc. (“XBP Global” or “the Company”) (NASDAQ: XBP), a workflow automation leader leveraging decades of industry experience, a global footprint, and agentic AI to rethink business process automation and digital transformation, today announced its financial results for the quarter ended September 30, 2025. Due to the partial quarter of combined operations as a result of the mid-period acquisition, the Company has provided combined pro forma results and metrics, in addition to as reported results, along with reconciliations to the most comparable GAAP metrics in this release. Reported results exclude XBP Europe until July 29, 2025 and treat Exela BPA as the accounting acquirer. Thus, reported results are not comparable to previous earnings results of XBP Europe.

“Following the transformative business combination with Exela BPA, we are thrilled to advance XBP Global to the next level. With our global scale, sustainable capital structure, enhanced corporate governance, and mission-critical workflow automation solutions powered by expanded agentic AI capabilities, we are thoroughly excited for the future of the company. We are actively positioning our organization for growth, with multiple initiatives involving client outreach, investment in new talent, and preparations for more active interactions with the investor community,” said Andrej Jonovic, Chief Executive Officer of XBP Global.

Third Quarter Highlights

As Reported Basis

●	Revenue: Revenue was $209.1 million, a decrease of 10.4% year-over-year

●	Gross Margin: Gross margin was 22.0%, an increase of 310 basis points year-over-year

Pro Forma Basis

●	Revenue: Combined Pro Forma Revenue was $220.4 million, a decrease of 18.1% year-over-year

●	Gross Margin: Pro Forma Gross Margin was 21.9%, a 190 basis point increase year-over-year

●	Pro Forma Adjusted EBITDA: Pro Forma Adjusted EBITDA was $24.7 million, an increase of 7.4% year-over-year. Adjusted EBITDA Margin was 11.2%, an increase of 260 basis points year-over-year.

Segment Results:

As Reported

	As Reported Revenue (in $'000)			As Reported Gross Margin
	Q3 2025	Q3 2024	Y/Y (%)	Q3 2025	Q3 2024	Y/Y (bps)
Applied Workflow Automation	$189,408	$220,337	-14.0%	17.7%	16.0%	+170 bps
Technology	19,677	13,089	50.3%	62.9%	67.9%	(500 bps)
Total As Reported	$209,085	$233,426	-10.4%	22.0%	18.9%	+310 bps

Pro Forma

	Pro Forma Revenue (in $'000)			Pro Forma Gross Margin
	Q3 2025	Q3 2024	Y/Y (%)	Q3 2025	Q3 2024	Y/Y (bps)
Applied Workflow Automation	$198,906	$245,197	-18.9%	17.3%	15.7%	+160 bps
Technology	21,527	23,970	-10.2%	64.3%	63.7%	+60 bps
Total Pro Forma	$220,433	$269,167	-18.1%	21.9%	20.0%	+190 bps

Below are the notes referenced above:

(1)	Reported results exclude XBP Europe until July 29, 2025 and treat Exela BPA as the accounting acquirer. Thus, reported results are not comparable to previous earnings results of XBP Europe.
(2)	Financial results are presented on an unaudited pro forma basis, as if the acquisition of Exela BPA had been consummated on January 1, 2024.
(3)	Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. A reconciliation of non-GAAP measures is attached to this release.

Earnings Call and Supplemental Investor Presentation

The Company will host a live conference call at 4:30 pm Eastern Time today, accompanied by a live webcast. Hosting the call will be Andrej Jonovic, Chief Executive Officer, and Dejan Avramovic, Chief Financial Officer.

Participant Call-In Registration: Participants who wish to join the conference by telephone must register using the following dial-in registration link to receive the dial-in number and a personalized PIN code that will be required to access the call: https://register-conf.media-server.com/register/BIc5fa5cf3ce2148b98b504e4852d0b395.

Participant Live Webcast Registration: To access the live webcast, please visit https://edge.media-server.com/mmc/p/ups2x4e9 or XBP Global’s Investor Relations website at https://investors.xbpglobal.com/.

Rebroadcast: Following the live webcast, a replay will be available on the XBP Global Investor Relations website.

An investor presentation relating to our third quarter 2025 performance is available at https://investors.xbpglobal.com. This information has also been furnished to the SEC in a current report on Form 8-K.

About Pro Forma Financial Information

This press release includes certain pro forma financial information, which is presented for informational purposes only and is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Pro forma results are presented on an unaudited basis as if the acquisition of Exela BPA had been consummated on January 1, 2024, regardless of the actual closing date.

For financial reporting purposes, Exela BPA is treated as the accounting acquirer, and results exclude XBP Europe until July 29, 2025. As a result, reported results for periods prior to July 29, 2025 are not comparable to previous earnings results of XBP Europe.

Pro forma financial information is intended to provide investors with a clearer understanding of the underlying performance and trends of the combined business by illustrating the impact of the acquisition on historical results. These results are designed to facilitate period-to-period comparisons and enhance transparency into ongoing operations.

Pro forma information is based on certain assumptions and adjustments, including the elimination of intercompany transactions, acquisition-related costs, and the alignment of accounting policies, as described in the accompanying tables and footnotes. This information is unaudited and does not purport to represent what actual results would have been had the acquisition occurred at the dates indicated, nor does it project future results.

Pro forma financial information should be read in conjunction with historical financial statements, related notes, and the pro forma adjustments and explanatory notes included in this release.

About Non-GAAP Financial Measures

This press release also includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin, which are not prepared in accordance with GAAP.

These measures provide investors with additional insight into financial performance, results of operations, and liquidity, and help facilitate comparisons of underlying business trends across periods. Management uses these measures to evaluate performance consistently by excluding the effects of capital structure (such as varying debt levels, interest expense, and transaction costs from acquisitions).

Adjusted EBITDA also excludes integration and restructuring expenses and other non-routine items, some of which are outside management’s control. Restructuring expenses are primarily related to strategic actions and initiatives associated with rightsizing the business. These costs are variable, dependent on the nature and timing of the actions implemented, and can vary significantly based on business needs. Due to this variability, management excludes these charges as they do not believe such costs reflect past, current, or future operating performance.

Non-GAAP financial measures should not be considered in isolation or as alternatives to liquidity or financial measures determined in accordance with GAAP. A limitation of these measures is that they exclude significant expenses and income required by GAAP to be recorded in the financial statements. In addition, the determination of which items to exclude or include involves management judgment, and these measures may not be comparable to similarly titled measures reported by other companies.

These measures are not required to be uniformly applied, are unaudited, and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP, and their presentation may not be comparable to similar measures used by other companies. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For a reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the schedules attached to this release.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include financial forecasts, projections, and other statements about future operations, financial position, business strategy, market opportunities, and trends. Forward-looking statements can often be identified by terms such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or similar expressions. All forward-looking statements are based on estimates, forecasts, and assumptions that are inherently uncertain and subject to risks and factors that could cause actual results to differ materially. These include, but are not limited to: (1) risks related to the acquisition, including the inability to realize anticipated benefits, disruptions to operations, and costs associated with the acquisition; (2) legal proceedings; (3) failure to regain or maintain compliance with Nasdaq listing standards; (4) competition and market conditions; (5) economic, geopolitical, and regulatory changes; (6) challenges in retaining clients, employees, and suppliers; and (7) other risks detailed in the Company’s filings with the SEC, including the “Risk Factors” section of its Annual Report on Form 10-K for 2025, filed on March 19, 2025, and the proxy statement for the 2025 annual meeting. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. XBP Global undertakes no obligation to update these statements, except as required by law. There is no assurance that XBP Global or its subsidiaries will achieve the results projected in these statements.

About XBP Global

XBP Global is a multinational technology and services company powering intelligent workflows for organizations worldwide. With a presence in 20 countries and approximately 11,000 employees worldwide, XBP Global partners with over 2,500 clients, including many of the Fortune 100, to orchestrate mission-critical systems that enable hyper-automation.

Our proprietary platforms, agentic AI-driven automation, and deep domain expertise across industries and the public and private sectors enable our clients to entrust us with their most impactful digital transformations and workflows. By combining innovation with execution excellence, XBP Global helps organizations reimagine how they work, transact, and unlock value.

For more news, commentary, and industry perspectives, visit: https://www.xbpglobal.com/

And please follow us on social:

X: https://X.com/XBPglobal

LinkedIn: https://www.linkedin.com/company/xbpglobal/

The information posted on XBP Global’s website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in XBP Global should monitor XBP Global’s website and its social media accounts in addition to XBP Global’s press releases, SEC filings and public conference calls and webcasts.

Investor Relations: David Shamis, investors@xbpglobal.com | Media Queries: Srushti Rao, press@xbpglobal.com

XBP Global Holdings, Inc. and Subsidiaries

Condensed Consolidated and Combined Balance Sheets

As of September 30, 2025 (Successor) and December 31, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	September 30,
	2025	December 31,
	(Unaudited)	2024
Assets
Current assets
Cash and cash equivalents	$34,534	$11,635
Restricted cash	29,705	52,432
Accounts receivable, net of allowance for credit losses of $4,504 and $3,279, respectively	136,586	18,663
Related party receivables and prepaid expenses	515	12,105
Inventories, net	11,680	7,204
Prepaid expenses and other current assets	28,960	22,358
Total current assets	241,980	124,397
Property, plant and equipment, net of accumulated depreciation of $2,175 and $193,946, respectively	88,534	45,106
Operating lease right-of-use assets, net	31,304	30,543
Goodwill	214,264	39,718
Intangible assets, net	352,686	132,842
Other noncurrent assets	19,164	17,815
Total assets	$947,932	$390,421

Liabilities and Stockholders’ Equity (Deficit)
Liabilities
Current liabilities
Current portion of long-term debt	$34,863	$1,433,484
Accounts payable	67,626	42,602
Related party payables	5,568	3,383
Income tax payable	3,114	5,682
Accrued liabilities	56,389	44,898
Accrued compensation and benefits	55,798	68,179
Accrued interest	7,433	80,039
Customer deposits	16,853	19,900
Deferred revenue	13,138	6,583
Obligation for claim payment	53,902	70,805
Current portion of finance lease liabilities	5,464	5,441
Current portion of operating lease liabilities	10,215	9,210
Total current liabilities	330,363	1,790,206
Long-term debt, net of current maturities	346,603	1,468
Finance lease liabilities, net of current portion	6,684	6,381
Net defined benefit liability	12,693	1,041
Deferred income tax liabilities	50,368	13,118
Long-term income tax liabilities	8,057	8,285
Operating lease liabilities, net of current portion	23,195	23,907
Other long-term liabilities	39,466	2,803
Total liabilities	817,429	1,847,209
Commitments and Contingencies (Note 10)

Stockholders’ Equity (Deficit)
Successor’s common stock, par value of $0.0001 per share; 400,000,000 shares authorized; 117,515,972 shares issued and outstanding as of September 30, 2025	12	—
Successor’s preferred stock, par value of $0.0001 per share; 20,000,000 shares authorized; none issued and outstanding as of September 30, 2025	—	—
Additional paid in capital	437,368	—
Accumulated deficit	(305,838)	—
Predecessor’s net parent investment	—	(1,449,634)
Accumulated other comprehensive loss:
Foreign currency translation adjustment	(1,039)	(7,154)
Unrealized pension actuarial gains, net of tax	—	—
Total accumulated other comprehensive loss	(1,039)	(7,154)
Total stockholder’s equity (deficit)	130,503	(1,456,788)
Total liabilities and stockholder’s equity (deficit)	$947,932	$390,421

XBP Global Holdings, Inc. and Subsidiaries

Condensed Consolidated and Combined Statements of Operations

For the periods August 1, 2025 to September 30, 2025 (Successor), July 1, 2025 to July 31, 2025 (Predecessor), January 1, 2025 to July 31, 2025 (Predecessor), and the three and nine months ended September 30, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

(Unaudited)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	Period from August 1, 2025 through September 30,	Period from July 1, 2025 through July 31,	Three Months Ended September 30,
	2025	2025	2024
Revenue	$152,403	$56,527	$231,939
Related party revenue	4	151	1,487
Cost of revenue (exclusive of depreciation and amortization)	119,324	43,800	189,387
Selling, general and administrative expenses (exclusive of depreciation and amortization)	17,980	10,966	26,824
Depreciation and amortization	9,142	3,196	12,100
Impairment of goodwill	295,800	—	343
Related party expense	2,327	599	2,667
Operating profit (loss)	(292,166)	(1,883)	2,105
Other expense (income), net:
Interest expense, net	9,709	4,551	26,388
Debt modification and extinguishment costs, net	—	—	256
Sundry expense (income), net	684	(361)	(563)
Other expense (income), net	(923)	(28)	(23)
Profit (loss) before reorganization items and income taxes	(301,636)	(6,045)	(23,953)
Reorganization items	831	(1,519,485)	—
Profit (loss) before income taxes	(302,467)	1,513,440	(23,953)
Income tax expense (benefit)	3,371	33,347	4,364
Net profit (loss)	$(305,838)	$1,480,093	$(28,317)
Net loss per common share
Basic and diluted	(2.60)

XBP Global Holdings, Inc. and Subsidiaries

Condensed Consolidated and Combined Statements of Cash Flows

For the periods August 1, 2025 to September 30, 2025 (Successor), January 1, 2025 to July 31, 2025 (Predecessor), and the nine months ended September 30, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

(Unaudited)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	Period from August 1, 2025 through September 30,	Period from January 1, 2025 through July 31,	Nine Months Ended September 30,
	2025	2025	2024
Cash flows from operating activities
Net profit (loss)	$(305,838)	$1,454,658	$(82,826)
Adjustments to reconcile net profit (loss) to cash provided by (used in) operating activities
Depreciation and amortization	9,142	22,313	38,709
Original issue discount, debt premium and debt issuance cost amortization	1,400	(14,595)	(50,081)
Reorganization items	—	(1,626,790)	—
Interest on BR Exar AR Facility	—	(2,399)	(3,752)
Debt modification and extinguishment loss (gain), net	—	121	256
Impairment of goodwill	295,800	—	343
Provision for credit losses	920	914	14,825
Deferred income tax provision	958	36,396	7,050
Equity-based compensation expense	258	204	1,491
Unrealized foreign currency (gain) loss	(858)	(659)	(449)
Loss (gain) on sale of assets	190	1,967	(558)
Fair value adjustment for private warrants liability	3	—	—
Paid-in-kind interest	—	28,848	86,688
Change in operating assets and liabilities, net of effect from acquisitions
Accounts receivable	6,821	(94,905)	6,413
Prepaid expenses and other current assets	1,536	(2,203)	3,279
Accounts payable and accrued liabilities	(894)	30,172	(37,063)
Related party payables	4,448	6,134	8,996
Additions to outsource contract costs	(20)	(118)	(330)
Net cash provided by (used in) operating activities	13,866	(159,942)	(7,009)
Cash flows from investing activities
Net cash received from acquisition (Refer Note 5)	—	1,485	—
Purchase of property, plant and equipment	(3,396)	(3,081)	(5,154)
Additions to internally developed software	(473)	(1,067)	(2,533)
Proceeds from sale of assets	603	(27)	3,412
Net cash used in investing activities	(3,266)	(2,690)	(4,275)

Cash flows from financing activities
Cash paid for debt issuance costs	(1,035)	(3,719)	(359)
Principal payments on finance lease obligations	(322)	(3,360)	(5,484)
Borrowings from other loans	1,436	3,785	7,115
Proceeds from Revolving Credit Facility	—	18,000	—
Proceeds from Super Senior Secured Term Loan	—	40,000	—
Proceeds from ABL Facility	23,000	58,903	—
Repayments on ABL Facility	(9,600)	—	—
Repayment of Second Lien Note	(2,000)	(5,975)	(4,000)
Proceeds from DIP New Money Loans	—	80,000	—
Borrowing under BR Exar AR Facility	10,000	23,775	45,424
Repayments under BR Exar AR Facility	(9,266)	(23,397)	(37,522)
Principal repayments on senior secured term loans, BRCC Revolver and other loans	(2,235)	(42,748)	(8,602)
Net cash provided by (used in) financing activities	9,978	145,264	(3,428)
Effect of exchange rates on cash, restricted cash and cash equivalents	(234)	(2,806)	(1,129)
Net increase (decrease) in cash, restricted cash and cash equivalents	20,344	(20,174)	(15,841)
Cash, restricted cash and cash equivalents
Beginning of period	43,895	64,069	53,496
End of period	$64,239	$43,895	$37,655
Supplemental cash flow data:
Income tax payments, net of refunds received	$1,190	$2,897	$2,233
Interest paid	2,187	10,077	63,740
Cash paid for reorganization items	—	68,965	—
Noncash investing and financing activities:
Assets acquired through right-of-use arrangements	237	11,070	16,384
Waiver and consent fee payable added to outstanding balance of Senior Secured Term Loan	—	—	1,000
Promissory note issued for assets acquisition	—	—	2,371
Common stock issued for the Business Combination	—	32,328	—
Common stock issued to settle liabilities subject to compromise	—	407,363	—
Issuance of July 2030 Notes for settlement of the DIP Facility	—	175,000	—
Conversion of DIP Facility into Super Senior Term Loan	—	6,000	—
Accrued capital expenditures	60	180	805

Reconciliation of Revenue and Gross Profit As Reported to Combined Pro Forma Revenue and Gross Profit for the Three Months Ended September 30, 2025

(in thousands of United States dollars)

(Unaudited)

	3Q 2025	3Q 2024
As Reported Revenue	$209,085	$233,426
Intercompany Eliminations		(1,487)
Revenue Adjustment for XBP Europe	11,348	37,228
Pro Forma Revenue	$220,433	$269,167

As Reported Cost of Revenue	163,124	189,387
Cost of Revenue Adjustment for XBP Europe	8,981	25,908
Pro Forma Cost of Revenue	172,105	215,295

As Reported Gross Profit	$45,961	$44,039
Intercompany Eliminations		(1,487)
Gross Profit Adjustment for XBP Europe	2,367	11,320
Pro Forma Gross Profit	$48,328	$53,872

Reconciliation of Net Income to Pro Forma Adjusted EBITDA for the Three and Nine Months Ended September 30, 2025

(in thousands of United States dollars)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss), GAAP	$1,174,255	$(28,317)	$1,148,820	$(82,826)
XBP Europe Eliminations	85	—	392	—
XBP Europe Net Loss	(2,515)	(2,698)	(13,754)	(9,481)
Pro Forma Net Income (Loss)	$1,171,825	$(31,015)	$1,135,458	$(92,307)
Income tax expense	36,746	6,101	40,550	12,148
Interest expense (income), net	15,051	28,233	89,506	80,118
Depreciation and amortization	12,634	13,039	33,050	41,529
Pro Forma EBITDA	$1,236,256	$16,358	$1,298,564	$41,488
Reorganization items	(1,518,654)	—	(1,556,994)	—
Goodwill Impairment	295,800	430	295,800	430
Transaction and integration related cost (1)	2,615	5,084	7,519	5,314
Severance	2,402	499	4,998	1,776
Loss (gain) on sale of assets (2)	2,157	(25)	2,157	(559)
Optimization and restructuring savings (3)	2,074	1,299	5,974	3,751
Foreign exchange losses, net	1,419	668	1,037	2,016
EBITDA from Previously Discontinued Operations (4)	355	1,244	2,989	3,263
Non-cash equity compensation (5)	321	817	4,767	2,378
Changes in fair value of warrant liability	(3)	(5)	(1)	(45)
Network outage event related insurance recoveries	—	(3,550)	—	(3,550)
Debt modification and extinguishment costs (gain), net	—	256	121	256
Employee litigation matter	—	7	—	924
2024 Bonus accrual timing	—	(1,050)	—	(3,150)
Bad Debt	—	353	—	14,706
China Dissolution	—	484	—	484
DMR Related write-off	—	—	1,209	—
Payroll tax penalties	—	299	2,789	2,620
Out-of-Period adjustments	—	(130)	—	(390)
Pro Forma Adjusted EBITDA	$24,743	$23,039	$70,928	$71,711

(1)	Represents one-time costs associated with restructuring, including legal and lease termination costs
(2)	Represents a loss/(gain) recognized on the disposal of property, plant, and equipment and other assets
(3)	Represents the annualized run-rate cost savings from optimization and restructuring initiatives implemented during the period. These adjustments reflect the impact as if such cost savings had been realized for the entire period presented.
(4)	Represents loss related to discontinued operations
(5)	Represents non-cash charges related to stock-based compensation

Source: XBP Global Holdings, Inc.